UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 17, 2007
                                                --------------------------------


             Securitized Asset Backed Receivables LLC Trust 2007-BR2
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                         (Exact name of issuing entity)


                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)


                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)


           Delaware                   333-138183-08              37-1472598
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(State or other jurisdiction     (Commission File Number        (IRS Employer
of incorporation of depositor)      of issuing entity)        Identification No.
                                                                of depositor)


         200 Park Avenue, New York, New York                     10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code        (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On May 17, 2007, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-BR2 Mortgage Pass-Through Certificates, Series 2007-BR2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, WMC Mortgage Corp., as a responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, Deutsche Bank National Trust Company (the "Trustee"), as trustee, and Wells Fargo Bank, N.A., as custodian. The Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $726,882,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated May 16, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2007-BR2 on May 17, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2007-BR2.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

      In addition, the Depositor is electing to file certain information regarding each of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) as of May 17, 2007, which information is attached as an exhibit to this report.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated May 16, 2007, by and between the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, WMC Mortgage Corp., as a responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, the Trustee, and Wells Fargo Bank, N.A., as custodian.

Exhibit 10.1 Representations and Warranties Agreement, dated as of May 17, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated May 17, 2007, between Barclays Bank PLC, as swap provider, and the Trustee on behalf of Securitized Asset Backed Receivables LLC Trust 2007-BR2 (the "Trust") (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Cap Agreement, dated May 17, 2007, between Barclays Bank PLC, as cap provider, and the Trustee on behalf of the Trust (included as Exhibit U to Exhibit 4).

Exhibit 99.1 Schedule of information regarding the Mortgage Loans as of May 17, 2007.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 28, 2007                    SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By:   /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Vice President and Chief
                                                 Accounting Officer

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

1                Underwriting Agreement, dated May 16, 2007,            (E)
                 by and between the Depositor and the
                 Underwriter.

4                Pooling and Servicing Agreement, dated as of           (E)
                 April 1, 2007, by and among the Depositor, WMC Mortgage Corp., as a responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq
                 Servicing, as servicer, the Trustee, and Wells Fargo Bank, N.A., as custodian.

10.1             Representations and Warranties Agreement, dated        (E)
                 as of May 17, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

10.2             Interest Rate Swap Agreement, dated May 17,            (E)
                 2007, between Barclays Bank PLC, as swap provider, and the Trustee on behalf of the Trust (included as Exhibit T to Exhibit 4).

10.3             Cap Agreement, dated May 17, 2007, between             (E)
                 Barclays Bank PLC, as cap provider, and the Trustee on behalf of the Trust (included as Exhibit U to Exhibit 4).

99.1             Schedule of information regarding the Mortgage         (E)
                 Loans as of May 17, 2007.